                                                                                        EXHIBIT 31.1

                                            CERTIFICATION

         I, Joel M. Greenblatt, certify that:

         1. I have  reviewed  this  quarterly  report  on Form  10-QSB  of The St.  Lawrence  Seaway
Corporation;

         2. Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a  material  fact  necessary  to make  the  statements  made,  in light of the circumstances  under which such  statements  were made,  not  misleading  with respect to the period covered by this report;

         3.  Based on my  knowledge,  the  financial  statements,  and other  financial  information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

         4. The  registrant's  other  certifying  officer and I are responsible for establishing and maintaining  disclosure  controls and  procedures  (as defined in Exchange Act Rules  13a-15(e)  and
15d-15(e)) for the registrant and have:

                  a) designed such  disclosure  controls and  procedures,  or caused such disclosure controls and procedures to be designed under our  supervision,  to ensure that material  information relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                  b)  evaluated  the  effectiveness  of the  registrant's  disclosure  controls  and procedures and presented in this report our conclusions  about the  effectiveness  of the disclosure controls  and  procedures,  as of the  end of the  period  covered  by  this  report  based  on such evaluation; and

                  c) disclosed in this report any change in the  registrant's  internal control over financial  reporting  that occurred  during the  registrant's  most recent  fiscal  quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

         5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting,  to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

                  a) all significant deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting which are reasonably  likely to adversely  affect the registrant's ability to record, process, summarize and report financial information; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: November 15, 2005

                                                           By: /s/ Joel M. Greenblatt
                                                              -------------------------------------
                                                              Joel M. Greenblatt
                                                              Chairman of the Board